                                                                   Exhibit 10.28


                             STOCK PLEDGE AGREEMENT

         This the STOCK PLEDGE AGREEMENT is dated as of December 5, 2001, ("AGREEMENT") by and between e-MedSoft.com ("ASSIGNOR" and "COMPANY"), a Nevada corporation and NPF X, Inc., ("ASSIGNEE"), an Ohio corporation. The Assignor and the Assignee are referred to collectively as the "PARTIES" and individually as a "PARTY."

                  IN CONSIDERATION OF THE PREMISES, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HEREBY AGREE AS FOLLOWS:

         SECTION 1. DEFINITIONS

         All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth Note, which definitions are, to the extent applicable, incorporated in this Agreement by reference.


         SECTION 2. SECURITY INTEREST

              2.1 GRANT OF SECURITY INTEREST. In recognition of the benefits derived by Assignor funds advance pursuant to the Note (as defined below) and in consideration therefor, as security for the prompt and full payment and performance of the Secured Obligations (as defined below), the Assignor hereby pledges and assigns to the Assignee and grants to the Assignee a lien on and security interest in 3,000,000 shares of the Company's common stock, including all right, title and interest in and to any payments, cash, distributions, dividends, interest, instruments, liquidations, securities, redemptions, exchanges, reorganization, recapitalizations, warrants, options and other property, rights or proceeds from time to time received, receivable or otherwise made or distributed in respect of or in exchange for any or all of such Capital Stock, and any certificates now or hereafter evidencing such common stock ("PLEDGED SHARES"), and (ii) all Proceeds of the foregoing (as defined below). The Pledged Shares and Proceeds are referred to collectively as the "COLLATERAL".

              2.2 SECURED OBLIGATIONS. The term "SECURED OBLIGATIONS" means (i) all obligations of the Company evidenced by the Promissory Note due December 7, 2001 ("NOTE") made payable by the Company to the Assignee in the original principal amount of $4,040,000, together with all extensions, renewals, amendments, modifications, substitutions, replacements, and novations thereof,
(ii) all obligations of the Company to pay fees or charges or reimburse costs and expenses (including legal fees and expenses) under the Note, and (iii) the payment of all costs and expenses of Assignee in retaking, holding, preparing for sale, selling or otherwise disposing of the Collateral and any and all reasonable costs and expenses (including reasonable legal fees and expenses) expended by the Assignee in enforcing the provisions of the Note or this Agreement.

              2.3 PROCEEDS. The term "PROCEEDS" means any proceeds, as such term is defined in the UCC, including the following at any time whatsoever arising or receivable: (i) cash, funds, securities or other property received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         SECTION 3. PERFECTION OF SECURITY INTEREST

         (a) The certificates evidencing the Pledged Shares shall be delivered by the Assignor to the Assignee immediately by overnight delivery if the Note is not paid in full by 2 p.m. E. S. T., December 10th, together with duly executed instruments of transfer or assignment in blank. In addition, the Assignor shall, upon request of the Assignee, take such other actions as the Assignee may from time to time reasonably request (including delivery to the Assignee of such financing statements as may be necessary or desirable, in the reasonable opinion of Assignee) to perfect the security interest created herein. Assignor hereby authorizes Assignee to file, and appoints Assignee its attorney-in-fact for the purpose of executing and filing, financing statements or continuation statements to the extent permitted by applicable law.

         (b) Any certificates now or hereafter issued to the Assignor representing or evidencing all or any part of the Collateral (including securities issued pursuant to any stock split, reclassification, recapitalization, reorganization or otherwise), together with duly executed instruments of transfer or assignment in blank in a form reasonably satisfactory to the Assignee, shall be delivered to the Assignee in pledge as additional Collateral.

         SECTION 4. REPRESENTATIONS AND WARRANTIES

         The representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Assignor represents and warrants to the Assignee as follows.

         (a) The Assignor is the legal, record and beneficial owner of, and has good and marketable title to, the Collateral free and clear of any lien, charge or adverse claim thereon or affecting the title thereto except for the security interest created by this Agreement. The Pledged Shares are duly authorized, fully paid and nonassessable.

         (b) The Assignor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Collateral to the Assignee as provided for herein, and there is no agreement or instrument (including agreements relating to restrictions or limitations on sale, assignment or transfer, put or call options, stock purchase, buy-sell rights or similar arrangements) to which Assignor is a party having application to the Collateral. There is no irrevocable proxy, voting trust, shareholders agreement, close corporation agreement or similar agreement or arrangement with respect to the Collateral.

         (c) No consent, approval, authorization, or other action by, and no notice to or filing with, any Person is required (i) for the pledge and assignment by the Assignor of the Collateral pursuant to this Agreement, (ii) for the execution, delivery or performance of this Agreement by the Assignor, or
(iii) for the exercise by the Assignee of the rights or remedies provided for in this Agreement, except for financing statements and such filings as may be required by laws affecting the offering and sale of securities generally.

         (d) The pledge, assignment and delivery of certificates representing, and/or the filing of the financing statements with respect to, the Collateral pursuant to this Agreement will create a valid first priority lien on and a perfected security interest in the Collateral.

         (e) This Agreement has been duly authorized, executed and delivered by Assignor and constitutes a valid and binding obligation of Assignor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

         SECTION 5. COVENANTS WITH RESPECT TO COLLATERAL

         Assignor covenants to the Assignee as follows.

         (a) Without the prior written consent of the Assignee, the Assignor will not (i) sell, assign, or transfer any of its rights in or to the Collateral, (ii) grant or suffer to exist, and defend the Collateral against, any lien thereon, or (iii) permit any levy or attachment to be made against the Collateral.

         (b) The Assignor will promptly execute, acknowledge and deliver all such further agreements, documents and instruments and take all such action as the Assignee from time to time may reasonably request in order to preserve, perfect and maintain perfected the security interest created hereby, to carry out the provisions and purposes of this Agreement and to ensure to the Assignee the benefits of the lien and security interest in and to the Collateral created by this Agreement.

         (c) The Assignor will defend the title to the Collateral and the lien and security interest of the Assignee thereon against the claim of any Person and will preserve and protect such lien and security interest until such time as the Secured Obligations have been paid or performed in full.

         (d) The Assignor will not change its name, identity or address or principal place of business, as the case may be, in any manner which is reasonably likely to make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of the UCC unless Assignor shall have given the Assignee at least 30 days' prior notice thereof and shall have taken all action necessary or reasonably requested by the Assignee to amend such financing statement or continuation statement so that it is not seriously misleading.

         (e) The Assignor will promptly notify the Assignee of any lien or claim that has attached to or been made or asserted against any of the Collateral or the occurrence of any other event or condition that could have a material adverse effect on the Collateral or the security interest created hereunder.

         SECTION 6. VOTING AND DIVIDEND RIGHTS

         As long as no Event of Default (as defined below) shall have occurred and be continuing and until notice shall be given to the Assignor by the
Assignee:

         (a) the Assignor shall have the right to exercise voting and other consensual rights with respect to the Collateral or any part thereof in a manner not inconsistent with the provisions of this Agreement; provided, however, that no vote shall be cast, and no consent, waiver or ratification shall be given or action taken without the prior written consent of the Assignee, which (i) would have the effect of materially impairing the interest of the Assignee in respect of the Collateral, (ii) which would authorize or effect (A) the dissolution or liquidation, in whole or in part, of the Company, (B) the consolidation or merger of the Company with any other Person, (C) the sale or other disposition of all or substantially all of the assets of the Company, or (D) the issuance of any additional capital stock of the Company;

         (b) the Assignor shall be entitled to receive and retain any and all dividends, interest or distributions declared or paid with respect to the Collateral, provided, however, that any and all (i) dividends, interest or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, (ii) dividends, interest or other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution of the Company or in connection with a reduction of capital, capital surplus or paid-in-surplus, and
(iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral shall be delivered to the Assignee to hold as Collateral and shall, if received by the Assignor, be received in trust for the benefit of the Assignee. All such items received by the Assignee shall be held as cash collateral and either held by the Assignee or released to the Assignor in the sole discretion of the Assignee, of if any Event of Default shall have occurred and be continuing, shall be applied to the Secured Obligations in such order and manner as the Assignee determines in its sole discretion.

         SECTION 7. EVENTS OF DEFAULT

         The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder.

         (a) An Event of Default (as defined in the Note) shall have occurred and be continuing.

         (b) A breach or failure of, or default under, any covenant, agreement, term, representation or warranty set forth herein, or any representation or warranty contained herein shall be false or materially misleading.

         SECTION 8. DEFAULTS AND REMEDIES

         (a) In addition to all rights and remedies given to the Assignee by this Agreement, the Assignee shall have all the rights and remedies of a secured party under the UCC. The rights, remedies and powers provided to the Assignee hereunder are cumulative and not exclusive of any other powers, rights or remedies available to the Assignee.

         (b) Upon the occurrence and continuance of an Event of Default and following ten (10) days notice to Assignor, Assignee may (i) cause the transfer and register in its name or in the name of its designee the whole or any part of the Collateral and may elect to retain the Collateral, (ii) exercise any voting or consensual rights with respect thereto, (iii) collect and receive all cash or non-cash dividends, distributions or other payments at any time declared or paid with respect to the Collateral, (iv) exercise any right of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral, (v) sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Assignor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Collateral, and (vi) to otherwise act with respect to the Collateral as though the Assignee were the absolute owner thereof. The Assignor hereby irrevocably constitutes and appoints the Assignee, after the occurrence and during the continuation of an Event of Default, the proxy and attorney-in-fact of the Assignor, with full power of substitution, to sign any document or take any act which the Assignee may deem necessary or advisable to preserve, protect, exercise and enforce its rights and remedies hereunder; PROVIDED, HOWEVER, that the Assignee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. This power of attorney is a power coupled with an interest and shall be irrevocable.

         (c) Any sale of the Collateral shall be made at a public or private sale at the Assignee's place of business or elsewhere to be named in the notice of sale, in one or more sales or lots, either for cash or upon credit or for future delivery at such price as the Assignee may deem commercially reasonable. The Assignee may be the purchaser of the whole or any part of the Collateral so sold and hold the same thereafter in its own right free from any claim or right or equity of redemption of the Assignor. Each sale shall be made to the highest bidder, but the Assignee reserves the right to reject any and all bids at such sale which, in its absolute discretion, it shall deem inadequate. Demands of performance and notices of sale, (except as otherwise herein specifically provided for), advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Assignee. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions shall be deemed commercially reasonable. The Assignee may apply the sale proceeds in such order and manner as the Assignee may elect in its sole discretion.

         (d) Assignor agrees that following the occurrence and during the continuance of an Event of Default, (i) it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium, redemption or marshaling law now or hereafter in force in order to prevent or delay the enforcement of this Agreement or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and Assignor waives the benefit of all such laws to the extent it lawfully may do so, and (ii) it will not interfere with any right, power and remedy of the Assignee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Assignee of any one or more of such rights, powers or remedies. No failure or delay on the part of the Assignee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Assignor by the Assignee with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Assignee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Assignor in any respect.

         (e) The Assignor recognizes that the Assignee may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the law or in the Securities Act, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution thereof. The Assignor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. The Assignee shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of the Collateral to register such securities under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

         (f) Assignor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Assignee, that the Assignee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Assignor and Assignor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

         SECTION 9. POSSESSION; REASONABLE CARE

         The Assignee shall have the right to hold in its possession all Collateral pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral. The Assignee may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Assignee, of any or all of the Collateral. The Assignee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Assignee accords its own property. The Assignee shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Assignee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. The Assignee shall not be responsible for any decline in the value of the Collateral.

         SECTION 10. WAIVER

         Assignor waives demand, presentment, protest, notice of protest, notice of acceptance and promptness in commencing suit hereunder. No delay, omission or forbearance by the Assignee in exercising any rights under this Agreement or the Note shall operate as a waiver of such rights or of any other rights and shall not affect, discharge, diminish or impair the Assignor's obligations hereunder. Waiver on any one occasion shall not be construed as a bar to or waiver of any rights or remedy on any future occasion.

         SECTION 11. SECURITY INTEREST ABSOLUTE

         All rights of the Assignee and all obligations of the Assignor hereunder shall be absolute and unconditional irrespective of (i) any invalidity, deficiency, illegality or unenforceability of the Note or any other agreement or instrument governing or evidencing any Secured Obligations; (ii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or (iii) any defense or excuse for failure to perform or other circumstance which might otherwise constitute a defense available to, or a release or discharge of the Assignor or the Company, other than payment in fact of the Secured Obligations.

         SECTION 12. RELEASE

         Assignor consents and agrees that the Assignee may at any time, or from time to time, in its discretion exchange, release and/or surrender all of the Collateral, or any part thereof, which is now or may hereafter be held by the Assignee in connection with all or any of the Secured Obligations, all in such manner and upon such terms as the Assignee may deem proper, and without notice to or further assent from the Assignor; it being hereby agreed that the Assignor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Collateral, and notwithstanding any such exchange, surrender or release. No act or omission of any kind on the Assignee's part shall in any event affect or impair this Agreement.

         SECTION 13. INDEMNIFICATION

         The Assignor agrees to indemnify and hold the Assignee harmless from and against any loss, liability, claim, damage, injury, obligation, penalty, cost, suit, action, interest, demand, expense (including costs of investigation, defense, reasonable attorneys' fees, amounts paid in settlement, and judgments) ("INDEMNIFIED LOSSES") incurred or arising by reason of the taking or the failure to take action by the Assignee, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein; PROVIDED, HOWEVER, the

Assignor shall not be liable for such indemnification to the extent that such Indemnified Loss results from the Assignee's gross negligence or willful misconduct. The Assignor agrees to pay to the Assignee all out-of-pocket costs and expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Assignee in connection with the enforcement of this Agreement and of any transactions effected pursuant to this Agreement. The provisions of this Section shall survive the termination of this Agreement.

         SECTION 14. TERMINATION

         This Agreement shall be terminated upon the payment in full of the Secured Obligations in accordance with their terms. Upon termination, the Assignee shall cooperate with the Assignor to secure the release of the security interest, assignment and pledge created hereby, including release and return of all pledged items of Collateral and the execution of any releases of financing statements reasonably requested by the Assignor.

         SECTION 15. AMENDMENT.

         This Agreement may not be amended, restated, supplemented or otherwise modified except by an express written agreement executed and delivered by the Assignor and the Assignee. Compliance with the covenants and other provisions of this Agreement may not be waived except by an express written waiver signed and delivered by the Assignee.

         SECTION 16. CAPTIONS AND SEVERABILITY.

         The captions used herein are for reference only, and shall not be deemed a part of this Agreement. If any of the terms or provisions of this Agreement shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected.

         SECTION 17. GOVERNING LAW.

         This Agreement was negotiated in the State of Ohio and accepted by the Assignee in the State of Ohio. The Assignor agrees that the States of Ohio has a substantial relationship to the transactions evidenced hereby and further agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to conflicts of laws principles.

         SECTION 18. WAIVER OF JURY TRIAL AND SET-OFF BY ASSIGNOR.

         The Assignor, after consulting or having had the opportunity to consult with legal counsel, knowingly, voluntarily and intentionally agree that in any litigation in any court with respect to, in connection with, or arising out of this Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Assignee and the Assignor, (i) the Assignor hereby waives the right to interpose any set-off, recoupment, counterclaim or crossclaim in connection with any such litigation, irrespective of the nature thereof, unless such set-off recoupment, counterclaim or crossclaim could not, by reason of any applicable federal or stale procedural law, be interposed, pleaded or alleged in any other action, and (ii) the Assignor hereby expressly waives any right they may have to a trial by jury of any claim, demand, action or cause of action (A) arising under this Agreement or any other instrument, document or agreement executed or delivered in connection herewith, or (B) in any way connected with or related or incidental to the dealings of the Assignee and the Assignor with respect to this Agreement or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto, in each case whether sounding in contract or tort or otherwise; and the Assignor hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and the Assignee may file an original counterpart or a copy of this section with any court as written evidence of the consent of the Assignor to the waiver of its rights to trial by jury.

         SECTION 19. CONSENT TO JURISDICTION, VENUE AND SERVICE OF PROCESS.

         (a) The Assignor, after having consulted or having had the opportunity to consult with legal counsel, knowingly, voluntarily, intentionally, and irrevocably: (i) consents to the exclusive jurisdiction of the Common Pleas Court of Franklin County, Ohio and the United States District Court for the Southern District of Ohio, Eastern Division with respect to any litigation; (ii) waives any objections to the venue of any litigation in either such court, any defense of inconvenient forum to the maintenance of any such litigation in any such court and any bond (other than any appeals or supersedeas bond), surety or other security that might be required of any other party with respect to the maintenance of any such litigation in any such court (except, in the case of the Assignee, as and to the extent necessary to secure in rem jurisdiction over the property of the Assignor or any guarantor or surety of the Note, or to enforce any lien or security interest or enforce any judgment); (iii) agrees not to commence any litigation except in either of such courts and agrees not to contest the removal of any litigation commenced in any other court to either of such courts; (iv) agrees not to seek to remove, by consolidation or otherwise, any litigation commenced in either of such courts to any other court; (v) waives personal service of process in connection with any litigation and consents to service of process by registered or certified mail, postage prepaid, addressed as provided in this Agreement; and (vi) agrees not to contest the discretionary jurisdiction of either such court with respect to any declaratory judgment or other action in equity.

         (b) These provisions shall not be deemed to have been modified in any respect or relinquished by either the Assignee or the Assignor except by written instrument executed by each of them. Nothing in this Section shall be deemed to affect the right of any party to serve legal process in any manner permitted by law. The Assignor agrees that a final judgment in any litigation so brought shall be deemed to conclusive and may be enforced by suit on such judgment or in any other manner provided by applicable law.

         The Assignor expressly acknowledges that the provisions of this Section have been mutually agreed upon by the Assignee and Assignor for the purpose of minimizing expense, delay and conflict in resolving disputes arising under or in connection with the transactions between and relationships among the parties contemplated by the Note, and, therefore, agree that: (i) in the event that any party commences litigation in any court other than one of the courts specified in this Section and such litigation is dismissed, stayed or removed to one of the courts specified in this Section by virtue of the enforcement of the provisions of this Section, such party shall reimburse all of the other parties to such litigation for all legal fees and other expenses incurred by such parties in defending such litigation and securing such stay, dismissal or removal (including all cost incurred in connection with compliance with discovery in such litigation); and
(b) in, the event that any party commences litigation in any court other than one of the courts specified in this Section, all discovery and responsive pleading in such litigation shall be stayed pending the determination of any motion by any other party to cause such litigation to be dismissed, stayed or removed to one of the courts specified in this Section by virtue of the enforcement of the provisions of this Section.

         THE PARTIES HAVE EXECUTED AND DELIVERED THIS AGREEMENT EFFECTIVE AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


ASSIGNOR:                                  ASSIGNEE:
E-MEDSOFT.COM                              NPF X, INC.
By: _________________________              By: ___________________________

Name: Frank Magliochetti                   Name: _________________________
Its:  Chief Executive Officer               Its: _________________________

                                 PROMISSORY NOTE

BORROWER:                                 E-MEDSOFT.COM, A NEVADA CORPORATION

FEDERAL TAX IDENTIFICATION NUMBER:        84-1037630

BORROWER ADDRESS:                         1300 MARSH LANDING PARKWAY, SUITE 106
                                          JACKSONVILLE BEACH, FLORIDA 32250

LENDER:                                   NPF X, INC.

PRINCIPAL SUM:                            $4,040,000

STATED INTEREST RATE:                     14.0% PER ANNUM

DATE OF NOTE:                             DECEMBER 5, 2001

MADE AT                                   DUBLIN, OHIO

MATURITY DATE:                            DECEMBER 7, 2001

PAYMENT DATES:                            INTEREST:  DUE ON MATURITY DATE
                                          PRINCIPAL: DUE ON MATURITY DATE

CLOSING FEE:                              $40,000

OFFSETS:                                  SALE AGREEMENT

         This Promissory Note made payable by the Borrower to the Lender is due December 7, 2001 ("NOTE").

         FOR VALUE RECEIVED, THE BORROWER HEREBY PROMISES TO PAY TO THE ORDER OF THE LENDER THE PRINCIPAL SUM OF FOUR MILLION FORTY THOUSAND AND NO/100 DOLLARS ($4,040,000), TOGETHER WITH INTEREST UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS NOTE.

SECTION 1. DEFINITIONS AND MISCELLANEOUS PROVISIONS.

         The terms listed at the beginning of this Note shall have the meanings set forth opposite them.

SECTION 2. CONDITIONS PRECEDENT TO ADVANCE OF FUNDS.

         The obligation of the Lender to advance funds hereunder is subject to the execution of the Stock Pledge Agreement (as defined below).

SECTION 3. INTEREST.

         Until the occurrence of any Event of Default; interest shall accrue on the unpaid Principal Sum from the date of this Note until paid in full (whether before or after judgment) at a fixed rate of interest equal to the Stated Interest Rate. All accrued but unpaid interest shall be due on the Maturity Date.

         Upon the occurrence of an Event of Default; the Lender may elect, in the sole exercise of its discretion, to impose the Default Interest Rate by giving written Notice of such election to the Borrower ("DEFAULT RATE ELECTION"). In the event of a Default Rate Election, the interest rate on this Note shall be a fixed rate per annum equal to the Default Interest Rate, and the Default Interest Rate shall continue to be the interest rate on this Note until the Event of Default has been remedied or waived and no other Default or Event of Default is continuing unremedied or unwaived, provided that this Note has not been accelerated.

         Interest shall be calculated based upon: (i) the actual number of days elapsed, including any additional days elapsed because the scheduled payment date fell on a day other than a Business Day; and (ii) a 360 day year.

         Notwithstanding any provision of this Note to the contrary: (i) in no event shall the interest rate on this Note be a rate per annum in excess of the maximum interest rate permissible under applicable law, and (ii) to the extent that interest (or other amounts paid with respect to this Note that are deemed to be interest under applicable law) results in interest payments in excess of those permitted under applicable law, such excess payments shall be applied first to the payment of the unpaid Principal Sum, second to the payment of any other amounts due from the Borrower to the Lender, and third, if no other obligations are owing to the Lender, then refunded to the Borrower. The Borrower agrees that if such excess payments are applied in the manner provided for in this Section, then to the fullest extent permitted by applicable law, Lender shall not be subject to any penalty provided for by any applicable law relating to charging or collecting interest in excess of that permitted by applicable law.

SECTION 4. MANNER OF PAYMENTS.

                  Except as provided for in SECTION 5 hereof, unless otherwise agreed by the Lender, all payments in connection with this Note shall be made by wire transfer of immediately available funds to the account of the Lender at or before 2:00 p.m. Columbus, Ohio time on the

Maturity Date. Any wire transfer received by the Lender after 2:00 p.m. Columbus, Ohio time shall be deemed to have been received by the Lender prior to such time on the next Business Day.

         Unless otherwise specified in writing by the Lender to the Borrower, all such payments shall be wired to the Lender as follows:

         Huntington National Bank
         Columbus, OH
         ABA # 044000024
         FAO NPF X, Inc.
         Account # 01891721704

         In the event that any scheduled payment date falls on a day other than a business day, the payment date shall be deemed to be the following business day, and such additional days shall be deemed to have elapsed for purposes of computing interest payable on such payment date.

SECTION 5. APPLICATION OF PAYMENTS DUE BORROWER UNDER THE SALE AGREEMENT.

         In the event that any and all amounts due and owing under this Note are not paid in full by thirty (30) days from the date of this Note, the Borrower now irrevocably directs, instructs and authorizes: (i) Purchaser (as defined below) to withhold from the Purchase Price (as defined in that certain Sale and Subservicing Agreement dated as of January 15, 2001 ("SALE AGREEMENT") by and among the Borrower and NPF XII, Inc. ("Purchaser") and National Premier Financial Services, Inc. ("Servicer")) any and all amounts necessary to satisfy the Borrower's obligations hereunder; (ii) Purchaser to forward such amounts withheld from the Purchase Price under the Sale Agreement to the Lender; and
(iii) Leader to use such amounts to satisfy the Borrower's obligations under this Note. Purchaser may in its sole discretion determine the amount to be withheld from each Purchase Price otherwise to be paid to Borrower so long as the aggregate amounts withheld therefrom do not exceed the obligations under this Note. The Borrower hereby acknowledges and agrees that Lender is advancing the funds under this Note in reliance on being able to receive such proceeds from the Purchaser.

SECTION 6. MATURITY DATE.

         The Maturity Date shall be December 7, 2001. The unpaid Principal Sum of this Note, together with all accrued but unpaid interest shall be due and payable in full on the Maturity Date.

SECTION 7. CLOSING FEE.

         The Secured Party is hereby authorized and directed to withhold the Closing Fee from the proceeds of this Note.

SECTION 8. EVENTS OF DEFAULT.

         There shall exist an "Event of Default" if any of the following occurs:

         (a) the Borrower shall fail to pay any Principal Sum of this Note when due in accordance with the terms thereof or hereof; or to pay any interest on this Note within five (5) days after any such amount becomes due in accordance with the terms thereof or hereof,

         (b) any representation or warranty made, or deemed made pursuant other terms of this Note or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Note shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

         (c) the Borrower shall (i) default in any payment of principal of or interest on any indebtedness (other than this Note) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness is created or evidenced; or (ii) default in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, and as a consequence of such default or condition such indebtedness has become or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment or
(iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of the indebtedness to covert such indebtedness into equity interests), the Borrower has become obligated to purchase or repay the indebtedness before it regular maturity or before its regularly scheduled dates of payment;

         (d) (i) the Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeing reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause
(i) above which shall not be dismissed or stayed within 60 days after the commencement thereof; or (iii) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which shall not be dismissed or stayed within 60 days after the commencement thereof; or (iv) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

         (e) one or more judgments or decrees shall be entered against the Borrower involving in the aggregate a liability of $25,000 or more which shall not be fully covered by insurance and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

         (f) the Borrower: (i) conceals, removes or permits to be concealed or removed all or any part of its property with the intent to hinder, delay or defraud any of its creditors; (ii) makes or permits any conveyance of its material properties that would be deemed fraudulent to creditors under any bankruptcy, fraudulent conveyance or other applicable law; or (iii) has, while it is insolvent, caused or permitted any of its creditors to obtain a lien on any of its property by legal proceedings or otherwise which is not vacated within 30 days (other than liens to the Purchaser);

         (g) the dissolution of the Borrower;

         (h) the Borrower shall, in the reasonable judgment of the Lender, have experienced a material adverse change in its financial condition, results of operation, properties or assets;

         (i) any of the documents executed in connection with this Note shall be declared invalid, void or unenforceable; or the validity or enforceability thereof shall be contested or challenged by the Borrower; or any determination of partial invalidity, voidness or unenforceability shall be made which would, individually or in the aggregate; materially reduce the principal benefits of any breach of, or security provided by, this Note or the Stock Pledge Agreement (as defined below) to the Lender, or make the remedies generally afforded thereby inadequate for the practical realization thereof;

         (j) a Termination Date as defined in the Sale Agreement shall have occurred.

SECTION 9. REMEDIES.

         (a) Upon the occurrence of an Event of Default, the Lender shall have
(i) all rights and remedies granted to it under this Note and (ii) all rights of a creditor under applicable law (including the applicable UNIFORM COMMERCIAL
CODE). All such rights and remedies and the exercise thereof shall be cumulative. No exercise of any such rights and remedies shall be deemed to be exclusive or constitute an election of remedies.

         (b) Upon the occurrence of a default under Section 8 (d) or (i), payment of this Note shall be accelerated automatically and without notice. Upon the occurrence and during the continuation of any other Event of Default, the Lender may, in the sole exercise of its discretion, elect to cause payment of this Note to be accelerated by giving notice of such election to the Borrower. Once payment of this Note has been accelerated, such acceleration may be revoked only by the Lender, in the sole exercise of its discretion, by giving written notice of revocation to the Borrower.

         (c) In addition to any rights and remedies by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether by maturity, by acceleration or otherwise) to set-off and appropriate and apply against any and all amounts in which the Borrower has an interest (regardless of whether any other person has an interest therein, any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time in the possession or control of the Lender or due from Lender to

Borrower under any agreement without regard to whether the Lender has received the same in pledge, for safekeeping, as agent for collection of transmission or otherwise or whether the Lender has conditionally released the same; and provided that any amounts so set-off and appropriated shall be applied first to the payment of this Note and then to all other amounts owing from Borrower to Lender under any other agreement.

SECTION 10. WAIVERS BY BORROWER.

         To the fullest extent permitted by applicable law, Borrower waives with respect to this Note: presentment; demand and protest, and notice of presentment, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal; and diligence in collection. Borrower agrees that the Lender may release all or any part of the collateral securing the payment of this Note; any guarantor or surety with respect to this Note, or any other Borrower from its obligation with respect to this Note, all without Notice to Borrower and without affecting in any way the obligation of Borrower under this Note.

SECTION 11. SECURITY FOR PAYMENT.

         Payment of this Note is secured under the terms and subject to the conditions of that certain Stock Pledge Agreement dated as of the date hereof ("STOCK PLEDGE AGREEMENT") by and between the Borrower, as pledgor and the Lender, as pledgee. Nothing in this Note shall be deemed to preclude the Lender from obtaining other or additional security for the payment of this Note, to require the Lender to elect remedies or proceed against any collateral or guaranty before accelerating payment of this Note or to take any legal or other action to collect payment of this Note.

SECTION 12. SUBSTITUTION, RENEWAL OR EXTENSION.

         The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal or extension.

SECTION 13. COLLECTION FOR COSTS.

         The Borrower shall reimburse the Lender for all reasonable costs and expenses (including reasonable legal fees and disbursements) incurred by the Lender in connection with the collection or attempted collection of the payment of this Note through legal proceedings or otherwise following an Event of Default.

SECTION 14. AMENDMENT.

         This Note may not be amended, restated, supplemented or otherwise modified except by an express written agreement executed and delivered by the Borrower and the Lender. Compliance with the covenants and other provisions of this Note may not be waived except by an express written waiver signed and delivered by the Lender.

SECTION 15. CAPTIONS AND SEVERABILITY.

         The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected.

SECTION 16. GOVERNING LAW.

         This Note was negotiated in the State of Ohio and accepted by the Lender in the State of Ohio, and the proceeds of this Note shall be disbursed from the State of Ohio. The Borrower agrees that the State of Ohio has a substantial relationship to the transactions evidenced hereby and further agree that this Note shall be governed by and construed in accordance with the laws of the State of Ohio without regard to conflicts of laws principles.

SECTION 17. WAIVER OF JURY TRIAL AND SET-OFF BY BORROWER.

         The Borrower, after consulting or having had the opportunity to consult with legal counsel, knowingly, voluntarily and intentionally agree that in any litigation in any court with respect to, in connection with, or arising out of this Note, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Lender and the Borrower, (i) the Borrower hereby waives the right to interpose any set-off, recoupment, counterclaim or crossclaim in connection with any such litigation, irrespective of the nature thereof, unless such set-off recoupment, counterclaim or crosselaim could not, by reason of any applicable federal or state procedural law, be interposed, pleaded or alleged in any other action, and
(ii) the Borrower hereby expressly waives any right they may have to a trial by jury of any claim, demand, action of cause of action (A) arising under this Note or any other instrument, document or agreement executed or delivered in connection herewith, or (B) in any way connected with or related or incidental to the dealings of the Lender and the Borrower with respect to this Note or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto, in each case whether sounding in contract or tort or otherwise; and the Borrower hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and the Lender may file an original counterpart or a copy of this section with any court as written evidence of the consent of the Borrower to the waiver of its rights to trial by jury.

SECTION 18. CONSENT TO JURISDICTION, VENUE AND SERVICE OF PROCESS.

(a) The Borrower, after having consulted or having had the opportunity to consult with legal counsel, knowingly, voluntarily, intentionally, and irrevocably: (i) consents to the exclusive jurisdiction of the Common Pleas Court of Franklin County, Ohio and the United States District Court for the Southern District of Ohio, Eastern Division with respect to any litigation; (ii) waives any objections to the venue of any litigation in either such court, any defense of inconvenient forum to the maintenance of any such litigation in any such court and any bond (other than any appeals or supersedeas bond), surety or other security that might be required of any other party with respect to the maintenance of any such litigation in any such court (except, in the case of the Lender, as and to the extent necessary to secure IN REM jurisdiction over the property of the Borrower or any guarantor or surety of this Note, or to enforce any lien or security interest or enforce any judgment); (iii) agrees not to commence any litigation except in either of such courts and agrees not to contest the removal of any litigation commenced in any other court to either of such courts; (iv) agrees not to seek to remove, by consolidation or otherwise, any litigation commenced in either of such courts to any other court; (v) waives personal service of process in connection with any litigation and consents to service of process by registered or certified mail, postage prepaid, addressed as provided in this Note; and (vi) agrees not to contest the discretionary jurisdiction of either such court with respect to any declaratory judgment or other action in equity.

         (b) These provisions shall not be deemed to have been modified in any respect or relinquished by either the Lender or the Borrower except by written instrument executed by each of them. Nothing in this Section shall be deemed to affect the right of any party to serve legal process in any manner permitted by law. The Borrower agrees that a final judgment in any litigation so brought shall be deemed to conclusive and may be enforced by suit on such judgment or in any other manner provided by applicable law.

         The Borrower expressly acknowledges that the provisions of this Section have been mutually agreed upon by the Lender and Borrower for the purpose of minimizing expense, delay and conflict in resolving disputes arising under or in connection with the transactions between and relationships among the parties contemplated by this Note, and, therefore, agree that: (i) in the event that any party commences litigation in any court other than one of the courts specified in this Section and such litigation is dismissed, stayed or removed to one of the courts specified in this Section by virtue of the enforcement of the provisions of this Section, such party shall reimburse all of the other parties to such litigation for all legal fees and other expenses incurred by such parties in defending such litigation and securing such stay, dismissal or removal (including all cost incurred in connection with compliance with discovery in such litigation); and (ii) in the event that any party commences litigation in any court other than one of the courts specified in this Section, all discovery and responsive pleading in such litigation shall be stayed pending the determination of any motion by any other party to cause such litigation to be dismissed, stayed or removed to one of the courts specified in this Section by virtue of the enforcement of the provisions of this Section.


BORROWER:

E-MEDSOFT.COM, INC.

By: _________________________
Name: Frank P. Magliochetti
Its:  Chief Executive Officer